Griffon Corporation
                       2001 Stock Option Plan, as amended



SECTION 1.  GENERAL PROVISIONS
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1.1     Name and General Purpose
        ------------------------

     The name of this plan is the Griffon Corporation 2001 Stock Option Plan (hereinafter called the "Plan"). The Plan is intended to enable Griffon Corporation (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining officers and employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2      Definitions
         -----------

         a.       "Affiliate" means any person or entity controlled by or under
                   ---------
                  common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

         b.       "Board" means the Board of Directors of the Company.
                   -----

         c.       "Change in Control" means a change of control of the Company,
                   -----------------
                  or in any person directly or indirectly controlling the Company, which shall mean:

                  (a) a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

                  (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Plan is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing ten percent (10%) or more of the voting power of the Company's then outstanding securities; or

                  (c) if during the term of the Plan, individuals who at the effective date of the Plan constitute the board of directors, cease for any reason to constitute at least a majority of the board of directors.

         d.       "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

         e.       "Committee" means the Committee referred to in Section 1.3 of
                   ---------
                   the Plan.

         f.       "Common Stock" means shares of the Common Stock, par value
                   ------------
                  $.25 per share, of the Company.

         g.       "Company" means Griffon Corporation, a corporation organized
                   -------
                  under the laws of the State of Delaware (or any successor corporation).


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         h.       "Fair Market Value" means the market price of the Common Stock
                   -----------------
                  on the New York Stock Exchange consolidated reporting system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on the New York Stock Exchange consolidated reporting system on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under
                  Section 422 of the Code.

         i        "Incentive Stock Option" means an Incentive Stock Option as
                   ----------------------
                  described in Section 2.1 of the Plan.

         j.       "Non-Employee Director" shall have the meaning set forth in
                   ---------------------
                  Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission"); provided, that such person is also an "outside director" as set forth in Section 162(m) of the Code and the regulations promulgated thereunder.

         k.       "Non-Qualified Stock Option" means a Non-Qualified Stock
                   --------------------------
                  Option as described in Section 2.1 of the Plan.

         l.       "Option" means any option to purchase Common Stock under
                   ------
                  Section 2 of the Plan.

         m.       "Option Agreement" means the option agreement described in
                   ----------------
                  Section 2.5 of the Plan.

         n.       "Participant" means any officer or employee of the Company, a
                   -----------
                  Subsidiary or an Affiliate on the date of grant who is selected by the Committee to participate in the Plan.

         o.       "Subsidiary" means any corporation in which the Company
                   ----------
                  possesses, directly or indirectly, 50% or more of the combined voting power of all classes of stock of such corporation.

         p.       "Total Disability" means accidental bodily injury or sickness
                   ----------------
                  which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3      Administration of the Plan
         --------------------------

     The Plan shall be administered by the Board or by the Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.


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     The Committee  shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4      Eligibility
         -----------

     Stock Options may be granted only to officers or employees of the Company or a Subsidiary or Affiliate. All employees are eligible to receive Options under the Plan. Subject to Section 2.3, any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5      Shares
         ------

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 1,375,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6. No individual may be granted options to purchase more than an aggregate of 500,000 shares of Common Stock pursuant to the Plan.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6      Adjustments Due to Stock Splits,  Mergers, Consolidation, Etc.
         --------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, at the option of the Board or Committee, (a) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six
(6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such shares under the Option.


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1.7      Non-Alienation of Benefits
         --------------------------

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8      Withholding or Deduction for Taxes
         ----------------------------------

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9      Administrative Expenses
         -----------------------

     The entire expense of administering the Plan shall be borne by the Company.

1.10     General Conditions
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          a.   The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under Section 424(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which
               (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in
               Section   2.2  hereof   (other  than  to  change  the  manner  of
               determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from the Committee consisting of two or more members, each of whom is a Non-Employee Director.

          b.   With  the  consent  of  the  Participant  affected  thereby,  the
               Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable, provided that the Committee shall not have the right to reprice any outstanding options, either by lowering the exercise price or by cancelling and regranting.


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          c.   Nothing  contained in the Plan shall  prohibit the Company or any
               Subsidiary  or  Affiliate  from  establishing   other  additional
               incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

          d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company or such Subsidiary or Affiliate at any time.

          e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

          f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor
               (ii) by any other member or by any officer, agent or employee.

1.11     Compliance with Applicable Law
         ------------------------------

     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12     Effective Date
         --------------

     The Plan will be adopted on February 7, 2001 if approved by stockholders and shall terminate on February 6, 2011.

Section 2.  OPTION GRANTS
            -------------

2.1      Authority of Committee
         ----------------------

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in
Section 2 applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock Option"); and a non-qualified stock option ("Non-Qualified Stock Option").

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.


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     Anything in the Plan to the contrary  notwithstanding,  no provision of the
Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

     The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option, in whole or in part, it shall constitute a separate Non-Qualified Stock Option to the extent of such disqualification.

2.2      Option Exercise Price
         ---------------------

     The price of stock purchased upon the exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time that the Option is granted.

     If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or any Subsidiary or Affiliate and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3      Incentive Stock Option Grants
         -----------------------------

     Each Incentive Stock Option will be subject to the following provisions:

          a.   Term of Option
               --------------

               An Incentive Stock Option will be for a term of not more than ten years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

          b.   Annual Limit
               ------------

               To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) with respect to which any options granted hereunder are intended to be designated as Incentive Stock Options under the Plan (or any other incentive stock option plan of the Company or any Subsidiary or Affiliate) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.


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          c.   Exercise
               --------


               The Committee shall have the discretion to determine the terms and conditions of the vesting of any Stock Option award granted under the Plan.


               An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, except that, upon termination of all employment (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

               Upon termination of all employment by Total Disability, the optionee may exercise such options at any time within one year thereafter, but only to the extent such Option is exercisable on the date of such termination.

               In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate (other than for Total Disability) or (iii) within one year after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of one year from the date of death. In the case of clauses (i) and
               (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

               Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

          d.   Transferability
               ---------------

               An Incentive Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.


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2.4  Non-Qualified Stock Option Grants
     ---------------------------------

     Each   Non-Qualified   Stock  Option  will  be  subject  to  the  following
provisions:

          a.   Term of Option
               --------------

               A Non-Qualified Stock Option will be for a term of not more than ten years from the date of grant.

          b.   Exercise
               --------

               The exercise of a Non-Qualified Stock Option shall be subject to the same terms and conditions as provided under Section 2.3(c) above except that (i) upon termination of all employment of an optionee with the Company or any Subsidiary or Affiliate, such optionee may exercise such options at any time within two years thereafter, and (ii) upon termination of all employment by Total Disability, the optionee may exercise such options at any time within five years thereafter, and (iii) in the event of the death of an optionee within five years after termination on account of Total Disability of all employment with the Company, or any Subsidiary or Affiliate, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's option at any time within a period of five years from the date of death.

          c.   Transferability
               ---------------

               A Non-Qualified Stock Option granted under the Plan shall be transferable in the discretion of the committee, including transfers to (1) members of the optionee's family, (2) a trust,
               (3) a family limited partnership, or (4) an estate planning vehicle primarily for the optionee's family.

2.5      Agreements
         ----------

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.